UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2004

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois 60523

(630) 623-3000

(Address and Phone Number of Principal Executive Offices)

Item 12. Results of Operations and Financial Condition.

On July 22, 2004, McDonald’s Corporation (the “Company”) issued a press release reporting the Company’s second quarter 2004 results. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. Also filed herewith and incorporated herein by reference as Exhibit 99.2 is supplemental information for the second quarter ended June 30, 2004. The information furnished under this Item, including Exhibits 99.1 and 99.2, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION

(Registrant)

Date: July 22, 2004	By:	/S/ David M. Pojman
David M. Pojman
Corporate Senior Vice President - Controller

Exhibit Index

Exhibit No.
99.1	News Release of McDonald’s Corporation issued July 22, 2004:
McDonald’s Second Quarter EPS Rises 27% to New Record; Margins Widen on Strong Comparable Sales Worldwide

99.2	McDonald’s Corporation: Supplemental Information, Quarter and Six Months Ended June 30, 2004